SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS OF THE LISTED FUNDS

DWS GNMA Fund DWS Strategic Government Securities Fund DWS Government & Agency Securities VIP

Effective on or about April 1, 2014, the following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” sub-heading of the ”MANAGEMENT” section of each fund’s summary prospectus.

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2002.

Scott Agi, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2014.

Please Retain This Supplement for Future Reference

March 28, 2014 PROSTKR-366